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                                                                    Exhibit 10-i


                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                        ADVANTA GROWTH CAPITAL FUND L.P.


                  AGREEMENT OF LIMITED PARTNERSHIP (the "Agreement") made as of July 28, 2000 by and among Advanta GCF GP Corp., a Delaware corporation ("Advanta GP"), as General Partner, Advanta Investment Corp., a Delaware corporation ("Advanta"), as a Class A Limited Partner, and Bryan Finkel ("Finkel") and Jonathan Kane ("Kane") as the initial Class B Limited Partners.

                               W I T N E S S E T H

                  The parties hereto wish to become partners of a limited partnership for the purposes herein stated and wish to set forth herein their agreement relating to such partnership.

                  NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  1.01 Defined Terms. Unless the context otherwise requires, each capitalized term used in this Agreement shall have the meaning given to that term either in this Section or elsewhere in this Agreement where that term is defined. A definition shall be equally applicable to both the single and plural form.

                           "Accounting Period" means the period during which
Profits or Losses are to be calculated under this Agreement, which will normally be a period of one year commencing January 1, but may be of shorter duration should the context require a shorter period.

                           "Act" means the Delaware Revised Uniform Limited
Partnership Act, as amended.

                           "Acting Member" shall have the meaning given to such
term within Section 8.06.

                           "Advanta" means Advanta Investment Corp., the Class A
Limited Partner.

                           "Advances" shall have the meaning given to such term
within Section 3.01(d).
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                           "Affiliate" means, when used with respect to any
specified Person, any other Person that, either directly or indirectly through one or more intermediaries, Controls, is Controlled By or is Under Common Control With such specified Person.

                           "Agreement" means this Agreement of Limited
Partnership, as it may be amended from time to time.

                           "Allocation and Vesting Agreement" shall mean the
Allocation and Vesting Agreement among the parties hereto dated as of even date herewith, including any amendments thereof.

                           "Appraised Value" shall have the meaning given to
such term within Section 11.01. The appraisers selected to provide the Appraised Value shall not have any ongoing economic relationships with Advanta or its Affiliates.

                           "Asset Value"  means, with respect to any Partnership
Asset, the asset's Adjusted Basis for federal income tax purposes, except that the Asset Values of all Partnership Assets shall be adjusted to equal their respective fair market values (as determined by the General Partner in the manner provided in Section 5.01), in accordance with this Agreement and the rules set forth in Treasury Regulations Section 1.704-1(b)(2)(iv)(f), except as otherwise provided herein, as of: (a) the date of the acquisition of any additional Partnership Interest by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) the date of the distribution of more than a de minimis amount of Partnership Assets (other than money) to a Partner; or (c) the date of the termination of the Partnership under Section 708(b)(i)(B) of the Code. Subsequent to any such adjustment of the Asset Value of any Partnership Asset, the Asset Value shall thereafter be adjusted for the Depreciation taken into account with respect to such Partnership Asset for purposes of computing Profit and Loss, and the Capital Accounts shall be adjusted in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g).

                           "Bankruptcy" means with respect to any Person, such
Person has become insolvent or that a petition shall have been filed by or against such Person as a "debtor" and the adjudication of such Person as bankrupt under the provisions of the bankruptcy laws of the United States of America shall have commenced, or that such Person shall have made an assignment for the benefit of its creditors generally or a receiver shall have been appointed for substantially all of the property and assets of such Person.

                           "Board of Directors" means the board of directors of
the General Partner, as provided for in Section 7.01 hereof.

                           "Capital Account" of a Partner means the individual
Capital Account established and maintained in accordance with Section 4.01 hereof.

                           "Carried Interest" shall have the meaning given to
such term in Section 6.01(a) hereof.


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                           "Class A Limited Partner" means Advanta Investment
Corp.

                           "Class A Limited Partner's Investment" means the sum
of the Class A Limited Partner's Contribution and Advances made with respect to, allocated to, or directly or indirectly used in connection with, a particular Portfolio Investment.

                           "Class B Limited Partners" means Finkel, Kane and any
other person admitted to the Partnership as a Class B Partner under the terms of this Agreement.

                           "Code" means the Internal Revenue Code of 1986, as
amended.

                           "Commitment" shall have the meaning given to such
term in Section 3.01(c) hereof.

                           "Contributed Capital" means capital contributions
made by a Partner to the Partnership and not repaid to such Partner, including such Partner's Initial Capital, but excluding any Advances.

                           "Contribution" means Contributed Capital of the Class
A Limited Partner.

                           "Control" (including "Controlled By" and "Under
Common Control With") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                           "Defended Person" shall have the meaning given to
such term within Section 7.05.

                           "Depreciation" means, for each fiscal year, an amount
equal to the depreciation, amortization and other cost recovery deductions allowable with respect to an asset for such period, except that if the Asset Value of an asset differs from its Adjusted Basis at the beginning of such year, Depreciation shall be an amount which bears the same ratio to such beginning Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis. If the amount of any depreciation, amortization or cost recovery deduction for such year is zero, Depreciation shall be determined by reference to beginning Asset Value, using any reasonable method selected by the General Partner.

                           "Dissolution" of a Partner which is not a natural
Person means that such Partner has terminated its existence, whether partnership or corporate, wound up its affairs and dissolved.

                           "Effective Date" means July 28, 2000.


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                           "General Partner" means a Person who is a general
partner of the Partnership and shall include Advanta GP and any other Person who may hereafter be admitted to the Partnership as a General Partner pursuant to the provisions of the Agreement.

                           "Hurdle Rate" means an 8% cumulative return,
compounded annually, on the Class A Limited Partner's Investment calculated with respect to a Portfolio Investment.

                           "Incompetency" of an individual means that such
individual shall have been judged incompetent or insane by decree of a court of appropriate jurisdiction.

                           "Initial Capital" shall have the meaning given to
such term in Section 3.01(a) hereof.

                           "Initial Partners" means the parties hereto on the
Effective Date.

                           "Initial Term" means the initial term of the
Partnership commencing on the Effective Date and ending on the ten-year anniversary of the Effective Date, or such shorter term as provided for in the Agreement.

                           "Interest in the Partnership" or "Partnership
Interest" means the interest in the Partnership which each Partner receives in return for such Partner's Contributed Capital, and in the case of the Class A Limited Partner, also for making Advances.

                           "Investment" means, (i) with respect to the
Partnership, the total amount paid or contributed by the Partnership to, or with respect to the securities of, any entity in which a Portfolio Investment has been or is hereafter made; and (ii) with respect to the Class A Limited Partner, the Class A Limited Partner's Investment.

                           "Limited Partner" shall mean a Person who is a
limited partner of the Partnership and shall include the Class A Limited Partner, the Class B Limited Partners, and any other Person who may hereafter be admitted to the Partnership as a limited partner pursuant to the provisions of the Agreement.

                           "Non-Portfolio Income" means income from temporary
investments such as short-term government securities, certificates of deposit, bank deposits and commercial paper in which Partnership funds are invested until invested in a manner intended to achieve the purposes of the Partnership, reduced by any related expenses of maintaining such short-term investments.

                           "Partner" means a Person who is a General Partner
and/or Limited Partner in the Partnership.

                           "Partnership Assets" means all assets and property,
whether tangible or intangible and whether real, personal or mixed, at any time owned by the Partnership.


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                           "Person" means any individual, corporation,
partnership, joint venture, association, trust or other organization or any government, or any agency or political subdivision of any government.

                           "Portfolio Investments" means investments of the
Partnership other than temporary investments of the type referred to in the definition of Non-Portfolio Income.

                           "Profits or Losses" means, for each Accounting
Period, an amount equal to the Partnership's taxable income or loss for such Accounting Period, determined by the Accounting Firm at the close of the relevant Accounting Period, including, without limitation, each item of Partnership income, gain, loss or deduction, taking into account the following adjustments and any other adjustments necessary in order to comply with Treasury Regulations Section 1.704-1(b)(2)(iv) including the rules for revaluations of Partnership Assets:

                           (a)      all income of the Partnership that is exempt
from federal income tax and not otherwise taken into account in computing Profit or Loss shall be added to such taxable income or loss;

                           (b)      any expenditure of the Partnership described
in Section 705(a)(2)(B) of the Code or treated as an expenditure described in such Code Section and not otherwise taken into account in computing Profit or Loss shall be subtracted from such taxable income or loss;

                           (c)      gain or loss resulting from any disposition
of Partnership Assets with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Asset Value of the Partnership Assets disposed of, notwithstanding that the adjusted income tax basis of such Partnership Assets differs from its Asset Value;

                           (d)      in lieu of the depreciation, amortization or
other cost recovery deductions taken into account in computing taxable income or loss, there shall be taken into account the deduction for such items computed in accordance with the definition of Depreciation;

                           (e)      in the event the Asset Value of any
Partnership Asset is adjusted pursuant to the definition of Asset Value set forth in this Section 1.01 or any other provision of this Agreement, the amount of such adjustment shall be taken into account as income or loss from the disposition of such asset for purposes of computing Profits or Losses; and

                           (f)      any items of income specially allocated
under Paragraph 4.02(b) shall be excluded from Profits or Losses.

                           "Restricted Investments" means Portfolio Investments
of the Partnership subject to a restriction impairing the free marketability thereof or transferability under any applicable securities laws.


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                           "Securities" has the meaning given to such term in
Section 2.03.

                           "Shortfall" means any unpaid Hurdle Rate and/or loss
of the Class A Limited Partner's Investment experienced by the Class A Limited Partner with respect to the liquidation of any Portfolio Investment.

                           "Specified Amount" has the meaning given to such
term in Section 6.01(a)(iv).

                           "Term" means the term of the Partnership.

                           "Unrealized Loss" means, as of any date, for each
Portfolio Investment where the Class A Limited Partner's unreturned Contribution in a Portfolio Investment exceeds the Value of the Partnership's unliquidated investment in such Portfolio Investment, the amount of such excess of unreturned Contribution over such Value.

                           "Value" means the value of a Portfolio Investment
determined in accordance with Section 5.01 hereof.

                           "Withholding Tax Act" shall have the meaning given to
such term within Section 6.02.


                                   ARTICLE II

                          FORMATION OF THE PARTNERSHIP

                  2.01 Formation of the Partnership. The parties hereto hereby form the Partnership as a limited partnership under the Act.

                  This Agreement shall continue until the tenth anniversary of the Effective Date unless extended or earlier terminated in accordance with the terms hereof. The General Partner shall cause to be filed on behalf of the Partnership such partnership, and such assumed or fictitious name, certificate or certificates as may be required by law. At least three (3) months prior to the fifth anniversary of the Effective Date, the end of the Initial Term and any extended Term, the board of directors of the Class A Limited Partner will make decisions concerning the continuation of the Class A Limited Partner's financial commitment to the Partnership and shall promptly provide the General Partner with a written notification of such decision. Based upon such decisions and subject to the acceptance of such decisions by the General Partner, the General Partner and the Class A Limited Partner will amend the Agreement (if the decisions of the board of directors of the Class A Limited Partner call for an amendment to the Agreement) to extend the Term and to expand, contract or leave unchanged the size and terms of the Commitment, as applicable. Notwithstanding the foregoing, the Class A Limited Partner can elect to dissolve the Partnership at any time, upon providing the General Partner with at least thirty (30) days prior written notification of such election.


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                  2.02 Name of the Partnership. The name of the Partnership
shall be Advanta Growth Capital Fund LP or such other name as may hereafter be selected by the General Partner.

                  2.03     Activity of the Partnership.

                           (a)      The Partnership is formed for the purpose of
making investments with the objective of seeking capital appreciation. Nothing contained in the Agreement and nothing in Advanta Corp.'s relationship with the Partnership shall restrict Advanta Corp. or any Affiliate thereof from doing whatever transactions, and making whatever investments, it chooses. The Partnership will concentrate on opportunities primarily in early stage investments in e-commerce companies. The Partnership may invest in both marketable and non-marketable securities, including without limitation, common and preferred stock, debentures, bonds, royalties, promissory notes, evidences of indebtedness, warrants, options, subscription rights of and other participating interests in corporations, partnerships, joint ventures, trusts, proprietorships, other business entities, governments and governmental agencies, and puts, calls, options and other rights or obligations to purchase, sell or subscribe for any of the foregoing and any other similar instruments and documents whether now known or hereafter devised which are or may hereafter be known or referred to as securities (all such items being hereinafter collectively referred to as "Securities"), and may deal in such ways as is customary and in the ordinary course of business of an investment partnership, and in connection therewith, with the prior approval of a majority to borrow funds. The Partnership may arrange for managerial and other support for Persons in which it invests. Subject to the restrictions and provisions contained in
Section 7.01, the Partnership shall engage in the activities set forth in this
Section 2.03 and no others, except as shall be incidental or related thereto or which may be necessary or desirable in connection therewith.

                           (b)      It is acknowledged that from time to time
co-investors may invest with the Partnership on a side-by-side basis in various Securities, some of which may be co-investing as a result of their relationship with Finkel. Finkel agrees that any fees which may be paid to Finkel or any of his Affiliates by any of such co-investors or Affiliates thereof, directly or indirectly in connection with such co-investments, shall instead be paid directly to the Partnership, if and to the extent that such fees are related to services performed by Finkel while he was an employee of the Partnership, even if such fees were paid to Finkel after the termination of his employment.

                  2.04 Offices of the Partnership. The principal office of the Partnership shall be located at such place as the General Partner shall determine. A secondary office satisfactory to the Class A Limited Partner, will be established in New York City. The Board of Directors may establish such other offices of the Partnership in one or more places as it may from time to time determine.

                  2.05 Title to Partnership Property. All property owned by the Partnership, whether real or personal, tangible or intangible, shall be and shall be deemed to be owned by the Partnership as an entity, and no Partner, individually, shall have any ownership of any such


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property. The Partnership may hold any of its assets in its own name or in the name of one or more nominees, which nominee may be such individuals, corporations, partnerships, trusts or other Persons as the General Partner shall determine.

                  2.06     Representation and Warranties.

                           (a)      Each Limited Partner represents and warrants
to the other parties hereto as follows:

                                            (1)        The Limited Partner has
acquired or will acquire such Limited Partner's Interest in the Partnership for such Limited Partner's own account as principal for investment and not with a view to the resale or other disposition of all or any part thereof or any interest therein.

                                            (2)        The Limited Partner
understands that the Interests in the Partnership have not been registered under the Securities Act of 1933, as amended (the "Act") or the securities laws of any state, and are being offered and sold in reliance upon an exemption to such registration and are subject to substantial restrictions on transfer.

                                            (3)        The Limited Partner
understands that no public or private market for the Interests in the Partnership is likely to develop and that since the Interests in the Partnership have not been registered under the Act, the Limited Partner cannot and the Limited Partner agrees and understands that the Limited Partner will not sell or otherwise transfer and dispose of any of the Interest in the Partnership unless a registration statement with respect to such transfer or disposition is in effect under the Act and any other applicable state or federal securities laws or such transfer or disposition is exempt from registration under the Act or is otherwise in compliance with other relevant state or federal securities laws or unless the General Partner or the Partnership approve such a sale or transfer (which approval may be withheld). The Limited Partner further understands that:
(A) the Partnership has no obligation or intention to register the Interest in the Partnership for resale under any federal or state securities laws or to take any action (including the filing of reports or the publication of information required by Rule 144 under the Act) that would make available any exemption from the registration requirements of such laws; and (B) the Limited Partner therefore may have to be precluded from selling or otherwise transferring or disposing of any of the Interest in the Partnership for an indefinite period of time or at any particular time and may therefore have to bear the economic risk of an investment in the Interest in the Partnership for an indefinite period of time. The Limited Partner further acknowledges that the Interest in the Partnership may not be sold without the express written consent of the General Partner and compliance with all relevant provisions of the Partnership Agreement, plus all applicable filing fees. The Limited Partner also acknowledges that the Limited Partner will be responsible for compliance with all conditions on transfer imposed by any blue sky or state securities law administrator and will hold the Partnership and the General Partner harmless from any breach thereof.

                                            (4)        The Limited Partner
understands that no federal or state agency has approved or disapproved of the Interest in the Partnership, passed upon or


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endorsed the merits of the offering thereof, or made any finding or determination as to the fairness of the Interest in the Partnership for investment.


                                   ARTICLE III

                     INITIAL CAPITAL AND CONTRIBUTED CAPITAL

                  3.01     Initial Capital; Contributed Capital; Initial
Contribution

                           (a)      Each Partner has contributed to the
Partnership the amount set forth opposite such Partner's name under the caption "Initial Capital" on Schedule A to this Agreement. Such amount is such Partner's "Initial Capital".

                           (b)      Prior to the date of this Agreement, each
Initial Partner has paid to the Partnership in cash such Partner's Initial Capital.

                           (c)      In addition to the Class A Limited Partner's
Initial Capital, the Class A Limited Partner agrees to make available to the Partnership during the Initial Term such amount as is requested by the Board of Directors (the "Commitment") for Portfolio Investments. Following authorization by the Board of Directors of a Portfolio Investment, the Class A Limited Partner will provide the funds it has been called upon by the Board of Directors to provide as the Limited Partner's Contribution for such Portfolio Investment, in accordance with the timetable established by the Board of Directors.

                           (d)      In addition to the Class A Limited Partner's
Commitment, upon request made from time to time by the General Partner, the Class A Limited Partner agrees to periodically advance the cash necessary ("Advances") to fund the operating budget of the Partnership during the Initial Term. The Class A Limited Partner's Initial Capital constitutes an Advance. Operating budgets thereafter will be established by the Board of Directors after receiving recommendations with respect thereto from the General Partner. The Class A Limited Partner's Advances will be allocated among Portfolio Investments as follows:

                                    (i)     Following the end of each fiscal
year in which one or more Portfolio Investments are consummated, the amount of accumulated (i.e., not yet allocated because no Portfolio Investments were made in such fiscal year or not yet allocated as hereinafter provided) Advances as of the close of such fiscal year, plus the Hurdle Rate with respect thereto, will be allocated in full to such Portfolio Investments pro rata in accordance with the dollar amount of the Class A Limited Partner's Contributions to such consummated Portfolio Investments. For purposes of applying the Hurdle Rate to Advances, all Advances made in a calendar year will be deemed to have been made on July 1 of such year.

                                    (ii)    If the amount of Advances and
associated Hurdle Rate allocated to a particular Portfolio Investment under
Section 3.01(d)(i) above would be greater than 20% of the amount of the Class A Limited Partner's Contributions (minus the associated


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Hurdle Rate) to such Portfolio Investment, such excess will not be allocated to such Portfolio Investment but will be carried forward, increased by the Hurdle Rate, to be allocated, pursuant to Section 3.01(d)(i), at the end of the succeeding year or years.

                           (e)      Other than the Hurdle Rate payable to the
Class A Limited Partner, no interest shall accrue on any Contributed Capital and no Partner shall have the right to withdraw or to be repaid any Contributed Capital except as and to the extent specifically provided elsewhere in this Agreement.

                           (f)      Each time the Class A Limited Partner makes
a Contribution or an Advance, 1.01% of each such Contribution and Advance shall be credited to Advanta GP. Such amounts credited to Advanta GP shall carry a Hurdle Rate, shall, if Contributions, be credited against the Class A Limited Partner's Commitment, and shall, if Advances, be allocated to Portfolio Investments in the same proportions as the Class A Limited Partner's Advances. Such amounts shall also be deemed to be included in the Class A Limited Partner's Investment, and shall be combined with all other components of the Class A Limited Partner's Investment for purposes of distributions pursuant to Subsections 6.01(a)(i)(A) through (D) and for purposes of computing the Class A Limited Partner's Shared Portfolio Investment Percentage.

                  3.02 Failure of the Class A Limited Partner to Make Additional Contributions or Advances or to Maintain its Commitment. At any time upon thirty (30) days' prior written notice to the General Partner, the Class A Limited Partner may reduce its Commitment to any level, including zero. If the Board of Directors calls upon the Class A Limited Partner to make Contributions and/or Advances as contemplated by the Agreement and the Class A Limited Partner refuses or fails to do so (even if prior notice of a reduction of the Commitment had not been given), or if the Class A Limited Partner reduces its Commitment to any extent, such failure or reduction shall not constitute a breach by the Class A Limited Partner of its obligation hereunder, but the Board of Directors shall independently have the right to dissolve the Partnership under Article X, at any time, upon providing the Partners with at least thirty (30) days prior written notification of such election.

                  3.03 Contributions by the General Partner. On any date on which, pursuant to this Article III, Limited Partners each make payments of Contributed Capital, the General Partner shall have contributed cash, in the aggregate, equal to 1.01% of the aggregate cash Contributed Capital paid by the Limited Partners as of each such date. Amounts credited under Section 3.01(f) shall be deemed to meet, in part, the requirements of this Section 3.03.


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                                   ARTICLE IV

                     CAPITAL ACCOUNTS AND PROFITS OR LOSSES

                  4.01     Capital Accounts.

                           (a)      A separate capital account (the "Capital
Account") shall be established and maintained for each Partner. The Capital Account of each Partner shall be credited with the amount of such Partner's Contributed Capital, all Profits allocated to such Partner pursuant to Article IV, and any items of income or gain which are specially allocated pursuant to
Section 4.02(b); and shall be debited with the sum of (i) all Losses and deductions of the Partnership allocated to such Partner pursuant to Article IV and (ii) all cash and the Asset Value of any property (net of liabilities assumed by such Partner and the liabilities to which such property is subject) distributed by the Partnership to such Partner. To the extent not provided for in the preceding sentence, the Capital Accounts of the Partners shall be adjusted in accordance with the rules of Treasury Regulation Section 1.704-1(b)(2)(iv), as the same may be amended or revised. Any references in any Section of this Agreement to the Capital Account of a Partner shall be deemed to refer to such Capital Account as the same may be credited or debited from time to time as set forth above. In the event of any transfer of any Interest in the Partnership in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

                           (b)      No Partner shall be required to pay to the
Partnership or to any other Partner the amount of any negative balance which may exist from time to time in such Partner's Capital Account.

                  4.02     Allocation of Partners' Profits or Losses.

                           (a)      Except as provided in Sections 4.03 and
4.04, the Profits or Losses of the Partnership for any applicable Accounting Period shall be allocated among the Partners in the following order and priority:

                                    (i)     first, an amount of the gross income
of the Partnership shall be allocated to Partners receiving distributions on account of the Hurdle Rate pursuant to Section 6.01(a)(i)(B); and

                                    (ii)    second, Profits and all Losses shall
be allocated among the Partners so as to produce, as nearly as possible, Capital Account balances for the Partners (taking into account all prior allocations and distributions, including any allocations under clause (i)) which would equal the amount to which the Partners would be entitled as a liquidating distribution from the Partnership pursuant to Section 11.02(b) and as if the net proceeds available for distribution were an amount equal to the aggregate positive balance in the Partners' Capital Accounts computed after taking into account all allocations of Profit and Loss (or items thereof) for the fiscal period, including those pursuant to this Section 4.02; provided, however, that if the allocation of all or any portion of the Partnership Losses (or items thereof) causes the Capital


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Account(s) of a Partner or Partners to exceed the amount that they are obligated to restore, or are deemed obligated to restore pursuant to Treasury Regulation
Section 1.704-2(g) or (i), the excess, if any, shall be allocated to those Partners, if any, having positive remaining Capital Account balances, in proportion to their relative percentage interests, to the extent of any such positive balances, and thereafter in accordance with the Partners' respective economic risk of loss with respect to any indebtedness to which the remaining Loss or deductions are attributable.

                           (b)      Allocations of Partnership Profit or Loss
(or items thereof) shall be made consistent with the requirements of Treasury Regulation Section 1.704-2(e), including, without limitation, those provisions relating to allocations of income and deductions attributable to non-recourse debt and partner non-recourse debt. Allocations that would conform to those required by a "minimum gain chargeback" (as defined in Treasury Regulation
Section 1.704-2(f)) in addition to the requirements of Treasury Regulation
Section 1.704-1(b)(2)(ii)(d), relating to a "qualified income offset," and Treasury Regulation Section 1.704-2(i)(4), relating to the chargeback on account of a decrease in minimum gain attributable to partner non-recourse debt, shall be made in a manner, at a time, and in the amounts consistent with those provisions.

                           (c)      Except as provided otherwise in this
Agreement, for income tax purposes, all items of Partnership income, gain, loss or deduction, and any other allocations not otherwise provided for shall be allocated among the General Partner and the Limited Partners, as a class, in the same proportions they share Profits or Losses, as the case may be, for the relevant Accounting Period.

                           (d)      In accordance with Code Section 704(c) and
the Treasury Regulations thereunder, items of income, gain, loss and deduction with respect to any property contributed to the capital of the Partnership, shall, solely for federal income tax purposes, be allocated among the Partners so as to take into account any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its Asset Value. In the event the Asset Value of any Partnership asset is adjusted pursuant to this Agreement, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take into account any variation between the Adjusted Basis of such asset and its Asset Value in the same manner as under Section 704(c) of the Code and applicable Treasury Regulations, including under Section 704(b) of the Code. Allocations pursuant to this Section 4.02(d) are solely for purposes of federal, state and local taxes and shall not affect or be taken into account in computing Capital Accounts, Profits, Losses and other items or distributions pursuant to this Agreement.

                  4.03     Allocations With Respect to Transferred Interests.

                           If Partnership Interests are transferred in
accordance with this Agreement, there shall be allocated to the transferor Partner and the transferee Partner during the fiscal year of transfer the product of: (i) the Partnership's Profits or Losses allocable to such Partnership Interest for such fiscal year; and (ii) a fraction, the numerator of which is the number of days such Partner held such Partnership Interest during such fiscal year and the denominator of which is the total number of days in such fiscal year; provided, however, that the Board of Directors


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may, in its sole discretion (subject to the provisions of Sections 706(d) of the
Code), allocate such Profits or Losses by closing the books of the Partnership immediately after the transfer of such Partnership Interest, and provided further, in the case of the sale or other disposition of a Portfolio Investment, Profits or Losses from such sale or other disposition shall be allocated as of the date of such sale or other disposition and distributions of the net proceeds from such sale or other disposition shall be made to the parties who were Partners on the date of such sale or other disposition as if no transfer had been made and all Partners' Capital Accounts shall be adjusted accordingly.

                  4.04 Minimum Allocations to the General Partner. Except as provided in Section 4.02(d), any of the provisions of this Agreement to the contrary notwithstanding, the General Partner shall be allocated, pro rata in accordance with their respective Contributed Capital, at least 1% of each material item of Partnership income, gain, loss, deduction and credit.

                  4.05 Allocations with Respect to Certain Interests. Allocations of Profits or Losses of the Partnership (or items thereof) with respect to vested percentages in the Carried Interest (as determined under Section 6.01(a)(i)(E) hereof) in a Portfolio Investment or the vested Percentages of a Shared Portfolio Investment shall be made as though the Partnership assets consisted only of the Portfolio Investments acquired by the Partnership during the period of time of the particular Class B Limited Partner's employment by the Partnership, or the Shared Portfolio Investments with respect to which the particular Special Limited Partner has an interest. In making the determinations required by this Section 4.05, the Board of Directors shall apply the principles set forth in Section 6.01(a)(i)(E).


                                    ARTICLE V

                                   VALUATIONS

                  5.01 Valuation of Portfolio Investments Owned by the Partnership.

                           A value determined pursuant to this Section shall be
referred to as a "Value". The Value of Portfolio Investments owned by the Partnership and other determinations of Value required under this Agreement shall be determined by the General Partner in accordance with the principles set forth below, based on the consistent application of said principles and such other guidelines as the General Partner and the Board of Directors may approve from time to time:

                           (a)      Subject to the specific standards set forth
below, the Value of Portfolio Investments shall be their estimated fair value and shall be determined from time to time as required by Article VI hereof or at such other time and for such other purposes as may be deemed necessary or appropriate in the reasonably exercised sole discretion of the Board of Directors. In determining the value of the Interest of any Partner in the Partnership or in any accounting among the Partners or any of them, no value shall be placed on the goodwill or name of the Partnership, and no tax reserves shall be set up for unrealized gains or profits.

                           (b)      If traded on one or more securities
exchanges, the Value of a share or other unit of such Security shall be deemed to be the average of the closing prices for such Security for the last ten days in which the Security traded (or if there shall have been no sale, the average of the closing bid and ask prices) on the principal exchange on which such Security is traded).

                           (c)      If actively traded over-the-counter, the
Value of a share or other unit of such Security shall be deemed to be the average of the closing sale prices for such Security for the last ten days for which such sale prices are available as reported by Nasdaq, if the Securities are included in the Nasdaq National Market, otherwise as reported by the National Quotation Bureau.

                           (d)      If there is no active public market, the
Value of Securities shall be the estimated fair value thereof, as determined in good faith by the Board of Directors, taking into consideration the cost of such Securities, developments concerning the issuer of such Securities subsequent to the acquisition of such Securities, the financial data and projections of such issuer provided to the Partnership and such other factor or factors as the Board of Directors may deem relevant; provided, however, that the Value of such Securities shall, in any event, be based upon the price at which the issuer thereof has issued securities of the same class as the Securities being valued (or securities convertible into or exchangeable for such Securities) in a substantial placement in which at least 50% of the securities sold were purchased by investors unaffiliated with the Partners, unless (i) the issuer of the Securities has been self-financing for the preceding two fiscal years or
(ii) there is strong and convincing evidence to support a different value.

                           (e)      The Value of publicly traded Securities
shall reflect, where appropriate, a discount to reflect a lack of depth or liquidity in the relevant market.

                           (f)      With respect to Securities which are
Restricted Investments, the Value of such Securities shall be discounted by an amount which, in the good faith judgment of the Board of Directors, reflects the effect of the restrictions on transfer on the Value of such Securities, including, without limitation, the remaining period of time, under applicable federal and state securities laws, that such restrictions on transfer will continue and the nature and extent of any available registration rights.

                           (g)      The Value of Portfolio Investments other
than cash and Securities shall be the estimated fair value thereof as determined in good faith by the Board of Directors.

                           (h)      For purposes of this Agreement, Securities
or other properties distributed to the Partners shall be valued in accordance with this Article V, as of the date of distribution.

                           (i)      Notwithstanding the foregoing, if the Board
of Directors believes there is strong and convincing evidence to fix the Value of a Security at an amount other than the amount called for by the foregoing provisions, the Board of Directors may fix the Value at such other amount.

                           (j)      Notwithstanding the foregoing, in
calculating Value for purposes of calculating and determining the existence and extent of an Unrealized Loss, such Value shall not reflect, with respect to any Securities, any discounts of the types described in Subparagraphs 5.01(e) and
(f) above.


                                   ARTICLE VI

                                  DISTRIBUTIONS

                  6.01     Distributions.

                           (a)      The General Partner shall be obligated to
distribute to the Partners all dividends, interest, principal repayments or other distributions received from a Portfolio Investment, and all proceeds realized by the Partnership from the sale or disposition (whether for cash or for securities, including any exercise of Advanta's purchase option under
Section 14.01) of any Portfolio Investment, subject to Sections 6.01(a)(vii) and 6.01(f) hereof. Distributions may be in cash or in kind; provided, however, that all Partners shall receive proceeds of any particular distribution in the same form, whether in cash or in kind. Except as otherwise provided in this Agreement, all distributions in accordance with this Section 6.01(a) shall be made in the following order and priority:

                                    (i)     All distributions, including
liquidating distributions, shall be made to the Partners as follows:

                                            (A)      first, to the Class A
Limited Partner to return the Class A Limited Partner's Investment in such Portfolio Investment, subject to Section 6.01(a)(iii) below;

                                            (B)      second, to the Class A
Limited Partner to pay the Hurdle Rate attributable to such Portfolio
Investment;

                                            (C)      third, to the Class A
Limited Partner to pay the amount of any of the Class A Limited Partner's Shortfalls;

                                            (D)      fourth, to the Class A
Limited Partner to pay the amount of any Unrealized Loss not previously distributed to the Class A Limited Partner;

                                            (E)      With the remainder divided
83% to the Class A Limited Partner, 5% to Advanta GP, 6% to Finkel and 6% to Kane (the interests allocable to Messrs. Finkel and Kane being referred to herein collectively as the "Carried Interest"). The Carried Interest shall vest in the Class B Limited Partners, in accordance with an Allocation and

Vesting Agreement dated as of even date herewith, as such Agreement may be amended from time to time (the "Allocation and Vesting Agreement").

                                    (ii)    If the Class A Limited Partner has
an Unrealized Loss with respect to more than one Class A Limited Partner's Investment, payments of Unrealized Loss shall be allocated between or among such Class A Limited Partner's Investments pro rata in accordance with the respective dollar amounts of such Class A Limited Partner's Investments.

                                    (iii)   Distribution to the Class A Limited
Partner of Unrealized Loss shall be deemed to be a return of the Class A Limited Partner's Investment in the Portfolio Investment to which such distribution relates and accordingly, the amount of the Class A Limited Partner's Investment upon which the Hurdle Rate is paid will be correspondingly adjusted downward.

                                    (iv)    If at the time of a distribution
with respect to a Portfolio Investment pursuant to Section 6.01(a)(i), some or all of the amount that would otherwise have been distributed on account of the Carried Interest is not so distributed because of the distribution to the Class A Limited Partner of Unrealized Loss, the reduction in the amount of such distributions on account of Carried Interest by reason of distribution of Unrealized Loss (such reduction is referred to herein as the "Specified Amount") shall be maintained in the Partnership's records for each Class B Limited Partner, and shall be paid to such Class B Limited Partner, together with interest thereon at the Hurdle Rate, from the subsequent disposition by the Partnership of each Portfolio Investment with respect to which an Unrealized Loss was distributed to the Class A Limited Partner; provided, however, that no such payment shall be made until and unless the amount of the Class A Limited Partner's Investment and associated Hurdle Rate has been paid and provided, further, that payment of such Specified Amount and the Hurdle Rate thereon shall be made only from amounts representing the distribution on account of the Carried Interest to be made pursuant to Section 6.01(a)(i)(E) above. The Specified Amount to be distributed shall be up to the amount, if any, by which the Unrealized Loss distributed to the Class A Limited Partner with respect to such Portfolio Investment exceeds the actual realized loss for such Portfolio Investment, multiplied by the then percentage of distributions which the Carried Interest represents.

                                    (v)     In the event of a partial
liquidation or partial sale of a Portfolio Investment, the Portfolio Investment which is liquidated or sold, or in respect of which a distribution of liquidation or sale proceeds is made, shall be treated as having been comprised from inception as two Portfolio Investments: one being the Portfolio Investment then being liquidated or sold and the other being a Portfolio Investment in respect of which no liquidation, sale or distribution is then being made. The Class A Limited Partner's Investment, and related Hurdle Rate will be appropriately allocated between the two Portfolio Investments.

                                    (vi)    A leveraged recapitalization of a
Portfolio Investment shall be deemed to be, to the extent of a distribution of the leverage proceeds, a dividend distribution from the applicable Portfolio Investment.

                                    (vii)   All cash proceeds received by the
Partnership in respect of a Portfolio Investment shall be distributed in accordance with this Section 6.01, unless retention thereof by the Partnership is determined by the General Partner, in the exercise of its reasonable discretion, to be necessary or reasonable to provide for expenses, whether or not accrued, obligations or contingencies in respect of such Portfolio Investment.

                           (b)      The amount of Investments returned to the
Class A Limited Partner pursuant to Section 6.01(a), less the portion of such Investments attributable to advances and Hurdle Rates, will, to such extent, restore the Class A Limited Partner's Commitment; provided, however, that the Class A Limited Partner's Commitment will become zero at the end of the Initial Term unless such Commitment is extended pursuant to the terms of the Agreement.

                  6.02     Taxes Withheld.

                           (a)      Unless treated as a "Tax Payment Loan" (as
hereinafter defined), any amount paid by the Partnership for or with respect to any Partner on account of any withholding tax or other tax payable with respect to the income, profits or distributions of the Partnership pursuant to the Code, Treasury regulations, or any state or local statute, regulation or ordinance requiring such payment (a "Withholding Tax Act") shall be treated as a distribution to such Partner for all purposes of this Agreement, consistent with the character or source of the income, profits or cash which gave rise to the payment or withholding obligation. To the extent that the amount required to be remitted by the Partnership under the Withholding Tax Act exceeds the amount then otherwise distributable to such Partner, the excess shall constitute a loan from the Partnership to such Partner (a "Tax Payment Loan") which shall be payable upon demand and shall bear interest, from the date that the Partnership makes the payment to the relevant taxing authority, at the highest "Prime Rate" as published as such from time to time in The Wall Street Journal, or its successor as a nationally recognized daily financial newspaper, plus 2 percentage points, compounded monthly. So long as any Tax Payment Loan or the interest thereon remains unpaid, the Partnership shall offset future distributions due to such Partner under this Agreement by applying the amount of any such distribution first to the payment of any unpaid interest on all Tax Payment Loans of such Partner and then to the repayment of the principal of all Tax Payment Loans of such Partner.

                           (b)      The General Partner shall have the authority
to take all actions necessary to enable the Partnership to comply with the provisions of any Withholding Tax Act applicable to the Partnership and to carry out the provisions of this Section. Nothing in this Section shall create any obligation of the General Partner to advance funds to the Partnership or to borrow funds from third parties in order to make any payments on account of any liability of the Partnership under a Withholding Tax Act.

                                   ARTICLE VII
                                   MANAGEMENT

                  7.01     Authority of the Board of Directors.

                           (a)      The Partnership shall be governed by the
board of directors of the General Partner, acting in their capacity as the Partnership's Board of Directors. Such board of directors is referred to in this Agreement as the Partnership's "Board of Directors." So long as Finkel and Kane are employees of the Partnership, each of them shall be a member of the Board of Directors; the other directors shall be appointed by the General Partner or its shareholders. The members of the Board of Directors shall be free to consult with Advanta GP and with Advanta, and may act in accordance with directions received from Advanta GP and/or Advanta. The day to day management and operation of the Partnership will be managed by the General Partner.

                           (b)      A majority of the members of the Board of
Directors then in office shall be necessary to constitute a quorum for the transaction of business, and the acts of a majority of the members of the Board of Directors in office shall be the acts of the Board of Directors. The Board of Directors may also act by majority consent in writing.

                           (c)      The Board of Directors may elect a Chairman
of the Board to preside at meetings of the Board (initially to be Dennis Alter).

                           (d)      Meetings of the Board of Directors shall be
held whenever ordered by the Chairman of the Board, if any, or by a majority of the directors in office. Written notice stating the place and time of any meeting of the Board shall be sufficient if given at least one day in advance of the time fixed for the meeting, and notice may be given to the recipient either personally or by sending a copy thereof by first class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answerback received), or next day courier service, charges prepaid, or by telecopier, to such recipient's address (or to such recipient's telex, TWX, telecopier or telephone number) appearing on the books of the Partnership or supplied by such recipient to the Partnership for the purpose of notice. If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person, or in the case of telex or TWX, when dispatched; provided, that in any case where only one day's notice is being given, notice must be given at least 24 hours in advance by delivery in person, telephone, telex, TWX, telecopier or similar means of communication.

                           (e)      Any member of the Board of Directors may
participate in any meeting of the Board of Directors or of any committee (provided such director is otherwise entitled to participate), be counted for the purpose of determining a quorum thereof and exercise all rights and privileges to which such member of the Board of Directors might be entitled were he or she personally in attendance, including the right to vote, or any other rights attendant to presence in person at such meeting, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

                           (f)      The Partnership policy with respect to
compensation and expense reimbursement for directors shall be determined by the General Partner.

                           (g)      Except as otherwise expressly provided in
this Agreement, all policy matters and material decisions with respect to any matter set forth herein or otherwise affecting or arising out of the conduct of the business of the Partnership shall be made by the Board of Directors. Specifically, but not by way of limitation, the Board of Directors:

                                            (1)        shall determine the
Portfolio Investment acquisitions and dispositions to be made by the Partnership after receiving recommendations by the General Partner. A Portfolio Investment will not be made without the affirmative recommendation of the General Partner;

                                            (2)        has authority to direct
the General Partner to execute and deliver, in the name and on behalf of the Partnership, such documents and instruments and to take such other action as the Board of Directors may deem appropriate for the conduct of the Partnership's business;

                                            (3)        has authority to direct
the General Partner to cause the Partnership to lend money to one or more Portfolio Investment companies for any purpose related to the Partnership's Portfolio Investments in such portfolio companies;

                                            (4)        has authority to direct
the General Partner to cause the Partnership to acquire property, real or personal, as the Board of Directors may in its sole discretion deem necessary or appropriate for the conduct of the Partnership's business and to sell, exchange, or otherwise dispose of all or any part of the Partnership's property;

                                            (5)        has authority to direct
the General Partner to cause the Partnership to employ such agents, employees, managers, accountants, attorneys, investment advisors, consultants and other Persons necessary or appropriate to carry out the business and affairs of the Partnership and to cause the Partnership to pay such reasonable fees, expenses, salaries, wages and other compensation to such Persons as the Board of Directors shall in its sole discretion determine; and

                                            (6)        has authority to direct
the General Partner to cause the Partnership to make elections under the Code, as amended, (including, without limitation, elections under Section 754 or any similar provisions enacted in lieu thereof, or any corresponding provisions of state tax laws), and in connection therewith, each of the Partners agrees, upon request of the Board of Directors or a General Partner, to supply the information necessary to properly give effect to such elections, and the Partners hereby designate Advanta GP as the Partnership's "Tax Matters Partner", as such term is used in the Code.

                  7.02 Certain Compensation Matters. Except as otherwise specifically provided in any Employment Agreement between the Partnership and a Class B Limited Partner, in the event any director's fees or other fees or remuneration are paid to any of the Class B Limited Partners, or any of their Affiliates (excluding the Partnership), by any Person in which the Partnership has a Portfolio Investment, the amount of compensation payable to the Class B Limited Partners by the Partnership shall be reduced by an amount equal to the amount of such fees or compensation. In the event the aggregate credits under this Section 7.02 against compensation payable by the Partnership to any Class B Limited Partner exceed the aggregate projected amount of compensation payable by the Partnership to such Class B Limited Partner for the twelve month period after such credits are determined, such excess shall be promptly paid to the Partnership by such Class B Limited Partner. Non-cash remuneration consisting of goods or services paid to a Class B Limited Partner by any Person in which the Partnership has a Portfolio Investment shall be taken into account when received, at fair value as determined by the Board of Directors.

                  7.03 Services of the General Partner and Board of Directors. Subject to any express exceptions set forth in any employment agreement with the Partnership, during the existence of the Partnership, the General Partner shall devote its full time and effort to the Partnership business to promote the interests of the Partnership consistent with the General Partner's fiduciary duty to the Partnership. Nothing in this Agreement shall be deemed to preclude any of the General Partner's officers (other than the Class B Limited Partners to the extent provided by any employment agreement between such parties and the Partnership), directors or equity owners or any member of the Board of Directors from engaging in other businesses or transactions, whether or not competitive with the Partnership's business, and in no event shall any of the Partners be entitled to any interest in or profits from any such other business by reason of their being a Partner in the Partnership.

                  7.04 Compensation and Dealings with Partnership. Except for the interests granted to the Partners under this Agreement in the Profits or Losses of and distributions from the Partnership, neither the General Partner nor the Class A Limited Partner shall receive any compensation for services rendered in connection with the management or operation of the Partnership or its business. The Class A Limited Partner may deal with the Partnership in connection with the management and operation of the Partnership as an independent contractor or as an agent for others, and may receive from such others or the Partnership normal profits, compensation, commissions, or other income incident to such dealings, but only with the prior written consent of the Board of Directors to such dealings and to the terms and conditions of, and the profits, compensation, commissions or income to be derived from such dealings.

                  7.05 No Loans to Partners, Etc. The Partnership shall be permitted to lend funds, securities or other property of the Partnership only with the prior approval of the Board of Directors. Except for any Tax Payment Loan authorized under Section 6.02, any Loan to any Partner, any Affiliate of a Partner, or any director, officer, partner or equity owner of a Partner or Affiliate of a Partner, other than to a Person in which the Partnership has a Portfolio Investment must be approved by the Board of Directors and the Class A Limited Partner.

                  7.06 Liability of the General Partner, Board of Director Members and Others.

                           (a)      The General Partner, the officers, directors
and shareholders of the General Partner, the members of the Board of Directors the employees of the Partnership and any person serving at the request of the Board of Directors or the General Partner on the board of directors of a Person in which the Partnership has a Portfolio Investment (individually, an "Acting Member") shall not be liable, responsible or accountable in damages or otherwise to the Partnership or to any of the Partners for any act or omission performed or omitted in good faith on behalf of the Partnership and in a manner reasonably believed to be within the scope of the authority granted to such Person by this Agreement or by the Board of Directors or the General Partner and to be in the best interests of the Partnership, except for such person's own bad faith, gross negligence, recklessness, willful misconduct, fraud or a material and intentional breach of this Agreement in bad faith.

                           (b)      No Acting Member shall be liable to the
Partnership or to any of the Partners for any tax, or penalty or interest related thereto, imposed upon the Partnership or any Partner.

                           (c)      (i)     The Partnership shall indemnify,
hold harmless and defend each past and present Acting Member and their requisite successors, heirs and personal representatives, (individually, a "Defended Person"), from and against any and all loss, claims, damages, liabilities joint and several, expenses, judgments, fines, settlements and other amounts, including, without limitation, reasonable attorney's and accountant's fees and disbursements, arising from any and all claims, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) in which such Defended Person shall be involved as a party or otherwise, or be threatened to be made a party, by reason of any action taken or alleged to have been taken or omitted to have been taken in connection with or in any way related to the activities or affairs of the Partnership, if such action or omission:

                                            (A)      Was taken or omitted in a
manner reasonably believed by such Defended Person to be within the scope of authority conferred by law or this Agreement; and

                                            (B)      Was authorized or consented
to by the General Partner or was an action taken on behalf of the General Partner; and

                                            (C)      Was taken or omitted in
good faith either on behalf of the Partnership or in furtherance of the interests of the Partnership, provided that the action or omission of such Defended Person did not constitute bad faith, gross negligence, recklessness, willful misconduct, fraud or a material and intentional breach of this Agreement in bad faith.

                                    (ii)    To the extent that such Defended
Person has been successful on the merits or otherwise in defense of any proceedings referred to herein, or in defense of any claim, issue or matter therein, or even if the Defended Person has been unsuccessful in such, but would otherwise be entitled to indemnity pursuant to the standards set forth in clauses A, B and C above, the Partnership shall assume liability for all expenses actually and reasonably incurred by such Defended Person in connection therewith. The Partnership may, at its option, choose to assume the defense of a Defended Person by counsel selected by the Partnership with the consent of such Person, which consent shall not be unreasonably withheld. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that such Defended Person did not act in accordance with the standards set forth above. No settlement of any matter referred to herein shall be entered into by a Defended Person without the consent of the Partnership, which consent shall not be unreasonably withheld. If the Partnership shall reject a settlement proposed by a Defended Person, then, in addition to any other indemnification for which the Partnership may be liable hereunder, the Partnership shall be liable, without limitation or restriction hereunder, to indemnify such Defended Person for the excess of any of the amount for which such Defended Person is ultimately liable, by judgment, settlement or otherwise, over the amount of the settlement rejected by the Partnership. The Partnership shall indemnify a Defended Person from liability with respect to a claim, issue or matter for which such Defended Person shall have been adjudged to be liable for misconduct in the performance of such Defended Person's duty to the Partnership only to the extent that the court in which such action was brought, or another court of appropriate jurisdiction, determines upon application that, despite the liability, but in view of all the circumstances of the case, such Defended Person is fairly and reasonably entitled to be spared from liability for such expenses which such court shall deem proper.

                                    (iii)   It is the intent of this Section
that the Partnership will indemnify the Defended Persons from and against liability to the maximum extent permitted by law, subject to the provisions hereof. The General Partner, however, shall at no time or for any reason attempt to require the Limited Partners to directly satisfy all or any portion of the indemnification obligations of the Partnership to the Defended Persons pursuant to this Section. Accordingly, the Class A Limited Partner shall have no obligation to provide indemnification under this Agreement to the extent of its remaining Commitment or otherwise.

                                    (iv)    Costs and expenses incurred in
defending or responding to any pending or threatened action, proceeding or investigation shall be advanced by the Partnership on behalf of the Defended Person who is the subject thereof in advance of the final disposition of such action, proceeding or investigation. However, any such Defended Person must agree in writing to repay such advance if it shall ultimately be determined that the Partnership shall not indemnify such Defended Person from liability pursuant to this Section.

                                    (v)     The indemnification obligation of
the Partnership set forth in this Section shall terminate as of the date the Partnership's Certificate of Limited Partnership shall have been cancelled and the assets of the Partnership shall have been distributed as provided herein.

                           (d)      The provisions of this Section shall not be
deemed to be exclusive of any other rights to which the Defended Person may be entitled under any agreement, or as a matter of law, or otherwise.

                           (e)      The Board of Directors shall have the power
to purchase and maintain insurance, at the expense of the Partnership, on behalf of the Acting Members against any liability asserted against or incurred by them in any capacity covered by the indemnification provisions of this Section, whether or not the Partnership would have the power to indemnify and defend the Defended Persons against such liability under the provisions of this Agreement. No such insurance, however, shall apply to suits by any Limited Partner directly or derivatively.

                           (f)      The Board of Directors or the General
Partner may cause the execution of any of its powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Board of Directors or the General Partner, as the case may be, shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  7.07 Limitations on the Limited Partners. Nothing contained herein shall be deemed to confer on a Limited Partner a right, in its capacity as a Limited Partner, to (a) take part in the control of the business or affairs of the Partnership; (b) have any voice in the management or operation of any Partnership property; (c) have the authority or power to act as agent for or on behalf of the Partnership or any other Partner; (d) do any act which would be binding on the Partnership or any other Partner; or (e) incur any expenditures on behalf of or with respect to the Partnership.


                                  ARTICLE VIII

                        BOOKS, RECORDS AND BANK ACCOUNTS

                  8.01 Books and Records. The General Partner shall keep accurate books of account and records with respect to the operation of the Partnership and this Agreement. Such books and records shall be maintained at the principal place of business of the Partnership, or at such other place as the General Partner, with notice to the Class A Limited Partner, shall determine. The General Partner hereby agrees to preserve all financial and accounting records pertaining to the operation of the Partnership and this Agreement during the term of the Agreement and for six years thereafter, and during such period the Class A Limited Partner, shall, at its own cost and expense, have the right to audit such books and records for the purpose of verifying all records in regard thereto to the fullest extent authorized and permitted by law, but not more than one audit may be conducted in any twelve month period. The General Partner shall have the right to preserve all records and accounts in original form or on microfilm, magnetic tape, or any similar process.

                  8.02 Accounting Basis and Fiscal Year. The Partnership shall prepare its financial statements in accordance with generally accepted accounting principles as from time to time are in effect on a calendar year basis, taking account of the allocations in Article IV, and shall prepare its income tax information returns using the accrual method of accounting on a calendar year basis.

                  8.03 Financial Reports. Within 60 days after the end of each quarter, the General Partner shall cause to be prepared and sent to the Class A Limited Partner an unaudited balance sheet and statement of profit and loss of the Partnership. Within 90 days after the end of each fiscal year, or as promptly thereafter as practicable, the General Partner shall cause to be prepared and sent to (i) each Limited Partner an audited financial report of the Partnership which may, in the discretion of the General Partner, be audited or unaudited (and if such person files reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 a copy of any reports so filed), in each case which have been received by the Partnership within the prior twelve months, a report of the distributions, profits and losses of the Partnership attributable to the Portfolio Investments in which such Special Limited Partner elected to make a capital contribution pursuant to the provisions of this Agreement, and such other information relating to such Portfolio Investments as the General Partner shall determine. Such audited financial report shall be audited by the Accounting Firm. The cost of all such reporting shall be paid by the Partnership as a Partnership expense.

                  8.04 Bank Accounts. The assets of the Partnership shall be held by one or more custodian banks appointed by the Board of Directors. All funds of the Partnership shall be deposited in one or more accounts maintained at the custodian bank(s). All such funds and assets shall be and remain the property of the Partnership and shall be received, held and disbursed by the General Partner or its designee for the purposes specified in this Agreement. There shall not be deposited in any of said accounts any funds other than funds belonging to the Partnership, and no other funds shall in any way be commingled with such funds. The General Partner may, subject to any policies adopted by the Board of Directors, invest such funds in such temporary investments as they may deem appropriate, including but not limited to banking and savings accounts, U.S. government obligations, prime grade commercial paper, certificates of deposit, money market instruments, or similar low risk, high quality income securities. The General Partner shall not be liable or responsible for any loss resulting from the failure of any custodian bank so designated.


                                   ARTICLE IX

                     ASSIGNABILITY AND PURCHASE OF INTERESTS

                  9.01     Substitution and Assignment of a Partner's Interest.

                           (a)      A Partner may not sell, transfer, assign,
pledge or otherwise dispose of (collectively, "disposition") all or any part of its Partnership Interest (except by operation of law) except pursuant to an amendment to the Agreement, signed by the General Partner and the Class A Limited Partner, setting forth the terms and conditions of any such disposition; no transferee of a Partnership Interest pursuant to this provision or any other provision of this Agreement shall become a General Partner or a substituted Limited Partner under the Act unless approved by the General Partner and the Board of Directors, which approval may be withheld arbitrarily. Notwithstanding the foregoing, no transfer of a Limited Partner's interest will be permitted if it affects the continuity of the Partnership under Section 708 of the Code.

                           (b)      If any transfer of all or any portion of a
Partnership Interest is made pursuant to any provision of this Agreement, the assignor and assignee shall be jointly and severally liable to the Partnership to pay any fees and expenses incurred by the Partnership as a result of such transfer, promptly after demand therefor is made.

                  9.02 Admission of Additional Partners. Additional Partners may be admitted to the Partnership only pursuant to, and upon the terms set forth in, an amendment to the Agreement executed by the General Partner and the Class A Limited Partner upon authorization to do so by the respective boards of directors of such Partners.

                  9.03 Withdrawal of Partners. A Limited Partner may withdraw from the Partnership at any time. A General Partner may withdraw from the Partnership at any time; provided, that such withdrawal will not be permitted if it affects the continuity of the Partnership under Section 708 of the Code.

                                    ARTICLE X

                           DISSOLUTION AND TERMINATION

                  10.01 Event of Dissolution. The Partnership shall be dissolved upon the earliest of:

                           (a)      a date designated by written agreement of
the General Partner and the Class A Limited Partner or in a notice to dissolve, provided pursuant to Section 2.01, from the Class A Limited Partner to the General Partner;

                           (b)      the withdrawal, Bankruptcy or dissolution of
a General Partner unless (i) the remaining General Partner, if any, agrees to continue the Partnership or (ii) if there is no remaining General Partner, within thirty (30) days a majority in interest of the remaining Partners agree in writing to continue the Partnership and admit a new General Partner;

                           (c)      at 12:00 midnight, on the date provided for
in Section 2.01, unless extended by agreement of the Partners; and

                           (d)      a date designated in a notice to dissolve by
the Board of Directors provided pursuant to the terms of Section 3.02.

                  10.02    Liquidation.

                           (a)      Dissolution of the Partnership shall be
effective on the day on which the event occurs giving rise to the dissolution, but the Partnership shall not terminate until the Partnership's Certificate of Limited Partnership shall have been canceled and the assets of the Partnership shall have been distributed as provided herein. Notwithstanding any possible implication to the contrary, which implication is not intended, and in accordance with applicable law, dissolution of the Partnership shall not require the liquidation of any Portfolio Investment to occur at any faster rate than ordinary prudent business judgment would have required absent the dissolution, within the limit of the Initial Term.

                           (b)      Upon the dissolution of the Partnership, a
full account of the assets and liabilities of the Partnership shall be taken and the assets and liabilities of the Partnership shall be liquidated by the General Partner, subject to Section 10.02(e), in the manner determined by the Board of Directors, and the proceeds thereof, as and when available, shall be applied as follows and in the following order of priority:

                                    (i)     to the payment of all debts, taxes,
obligations and liabilities of the Partnership, and the necessary expenses of liquidation (including, without limitation, any liabilities to Partners); and where a contingent debt, obligation or liability exists, a reserve shall be set up to meet it, and, if and when said contingency shall cease to exist, the assets, if any, remaining in said reserve shall be distributed as provided in this Article X; and

                                    (ii)    then to the Partners in accordance
with Section 6.01(a)(i).

                           (c)      Upon any termination of the Partnership, the
name of the Partnership and its good will shall not be appraised, sold or otherwise liquidated but shall be and remain the exclusive property of the Advanta GP.

                           (d)      Within 60 days after the termination of the
Partnership, and at such time as the liquidation of the Partnership shall have been completed, the General Partner shall cause to be prepared and forwarded to each Partner financial statements of the Partnership, prepared in accordance with Section 8.02 hereof.

                           (e)      The liquidation of the Partnership shall be
administered by the General Partner, unless the event causing the dissolution of the Partnership is an event set forth in Section 10.01(b), and has occurred with respect to the General Partner, in which case the liquidation of the Partnership shall be managed by a liquidator appointed by the Class A Limited Partner.

                           (f)      Except as otherwise provided herein, during
the period of liquidation of the Partnership following its dissolution, the Partners shall continue to be entitled to their respective interests in the Profits or Losses of the Partnership as set forth in Article IV.

                           (g)      During the period of its liquidation, the
Partnership will continue to pay and bear those expenses chargeable to the Partnership during its term.

                           (h)      Notwithstanding any other provision of this
Agreement, on liquidation the General Partner shall contribute to the capital of the Partnership an amount equal to the lesser of the aggregate deficit balance in their Capital Accounts, if any, or 1.01% of the capital contributed by the Limited Partners to the Partnership in excess of the capital contributed previously by the General Partner.

                           (i)      Upon and after the dissolution of the
Partnership, Advanta GP and the Class A Limited Partner and any of their affiliates shall be entitled to form another partnership, which may have the same purposes and the same name as the Partnership, without any other General Partner or any Limited Partner having any right in or restriction against such new partnership of any kind, unless Advanta GP, the Class A Limited Partner and any such affiliates shall agree to admit such parties as partners in such new partnership.

                                    No later than the completion of the
liquidation of the Partnership as contemplated herein, the General Partner or the liquidator appointed by the Limited Partners shall cause the cancellation of the Partnership's Certificate of Limited Partnership.


                                   ARTICLE XI

                            PURCHASE RIGHT OF ADVANTA

                  11.01    Advanta's Purchase Right.

                           (a)      At any time, with respect to any Portfolio
Investment held by the Partnership, Advanta shall have the right to require the Board of Directors to engage, within thirty days after notice from Advanta, two appraisers, each to provide an opinion of the fair market value of such Portfolio Investment (defined as an amount in U. S. Dollars that a ready, willing and able buyer would pay to a ready, willing and able seller, both assumed to be of equal competence and experience and acting without coercion or duress in a fair market). The expense of engaging such appraisers shall be borne by Advanta and shall not be Advances under this Agreement. The average of such determinations of fair market value shall be the "Appraised Value" under this Agreement. Upon written notice within thirty (30) days after receipt of the Appraised Value, Advanta shall have the right to buy any Portfolio Investment of the Partnership at such Portfolio Investment's Appraised Value, subject to the following restrictions:

                                            (1)        Advanta must purchase not
less than 100% of the Partnership's interest in the Portfolio Investment; and

                                            (2)        where the Partnership's
Portfolio Investment represents less than a majority of the voting control and value of the investee entity, Advanta must (coincident with the purchase of the Partnership's Portfolio Investment) purchase from other sources a sufficient additional interest in the investee entity so that, when combined with the Portfolio Interest, Advanta will have acquired a majority of the voting control and value of the investee entity.

                           (b)      The closing of a purchase made pursuant to
Section 11.01(a) shall occur within thirty (30) days after the Partnership's receipt of such notice that Advanta desires to make such purchase, pursuant to such other precise details as may be determined by the Board of Directors.

                                   ARTICLE XII

                               GENERAL PROVISIONS

                  12.01 Power of Attorney. Each Limited Partner, by the execution of this Agreement, does hereby irrevocably constitute and appoint the General Partner its true and lawful agent and attorney in fact, with full power and authority in its name, to make, execute, acknowledge, deliver, file and record such documents and instruments as may be necessary or appropriate to establish, maintain or terminate the legal existence of the Partnership, including, but not limited to, (a) the Partnership's Certificate of Limited Partnership, (b) such amendments to the Partnership's Certificate of Limited Partnership, as amended from time to time, as are required under the Act, (c) all certificates and other instruments which may be required to effect the dissolution and termination of the Partnership pursuant to the provisions hereof, (d) such documents and instruments as are necessary to cancel the Partnership's Certificate of Limited Partnership and any amendment thereto pursuant to Article VII hereof, and (e) all other instruments, documents, certificates and amendments that may from time to time be required by any federal, state or local law to effectuate, implement, continue and defend the valid and subsisting existence of the Partnership or which may otherwise be required by law.

                  12.02 Indulgences, Etc. Neither the failure nor any delay on the part of any party to exercise any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise of the same or of any other right nor shall any waiver of any right with respect to any occurrence be construed as a waiver of such right with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

                  12.03 Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Delaware (notwithstanding any conflict-of-law doctrines of any state or other jurisdiction to the contrary), and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

                  12.04    Notices.

                           (a)      All notices, requests, demands and other
communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received only when personally delivered, or on the day specified for delivery when deposited with a courier service such as Federal Express for delivery to the intended addressee, or two days following the day when deposited in the United States mails, by registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

                                    (i)     If to Advanta GP:

                                            Delaware Corporate Center
                                            One Righter Parkway
                                            Wilmington, Delaware 19803
                                            Attention: General Counsel

                                            with a copy to:

                                            Advanta GCF GP Corp.
                                            c/o Advanta Corp.
                                            Welsh and McKean Rds.
                                            P.O. Box 844
                                            Spring House, Pennsylvania
                                            19477-0844
                                            Attention:  Chief Executive Officer;

                                    with a copy, given in the manner prescribed above, to:

                                            Elizabeth H. Mai, Esquire,
                                              Vice President and
                                              General Counsel
                                            c/o Advanta Corp.
                                            Welsh and McKean Rds.
                                            P.O. Box 844
                                            Spring House, Pennsylvania
                                            19477-0844

                                    (ii)    If to Class A Limited Partner:

                                            Advanta Investment Corp.
                                            c/o Advanta Corp.
                                            Welsh and McKean Rds.
                                            P.O. Box 844
                                            Spring House, Pennsylvania
                                            19477-0844
                                            Attention:  Chief Executive Officer;

                                    with a copy, given in the manner prescribed above, to:

                                            Elizabeth H. Mai, Esquire
                                              Vice President and
                                              General Counsel
                                            c/o Advanta Corp.
                                            Welsh and McKean Rds.
                                            P.O. Box 844
                                            Spring House, Pennsylvania
                                            19477-0844

                                    (iii)   If to any Limited Partner:
                                            To the address shown for such
                                            Partner on the Partnership's books
                                            and records

                           (b)      In addition, notice by mail shall be by air
mail if posted outside of the continental United States.

                           (c)      Any party may alter the address to which
communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

                  12.05 Schedules. Schedules attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

                  12.06 Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal successors and permitted assigns, except that none of the parties hereto may assign or transfer their rights or obligations under this Agreement without the prior written consent of the General Partner, and any such purported assignment shall be void.

                  12.07 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                  12.08 Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

                  12.09 Entire Agreement; Amendment. This Agreement together with the Allocation and Vesting Agreement and the employment agreements of the various Class B Limited Partners, contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing, which agreement in writing need be executed only by the General Partner and the Class A Limited Partner. In the event of any inconsistency among this Agreement, the Allocation and Vesting Agreement and the aforementioned several employment agreements, the provisions of this Agreement shall prevail over the provisions of the other agreements and the provisions of the several employment agreements shall prevail over the Allocation and Vesting Agreement.

                  12.10 Section Headings. The article, section and subsection headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

                  12.11 Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

                  12.12 Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday on which federal banks are or may elect to be closed, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or such holiday.

                  12.13 Interpretation. As used herein, (i) "include", "includes" and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import,
(ii) references to any agreement or other document are to it as amended and supplemented from time to time, (iii) references to any act, statute or law are to it as amended and supplemented from time to time, include any successor provision or any comparable act, statute or law that may be enacted as its replacement, and include all rules and regulations promulgated under such act, statute or law, (iv) references to Article, Section or another subdivision or to an attachment, Exhibit or Schedule are to an Article, Section or subdivision hereof or an attachment, Exhibit or Schedule hereto, and (v) "hereof", "herein", "hereunder" and comparable terms refer to the entirety hereof and not to any particular Article, Section or other subdivision hereof or attachment hereto.

                  IN WITNESS WHEREOF, the parties have executed the Agreement of Limited Partnership as of the date first above written.


Attest:                             ADVANTA GCF GP CORP.


/s/                                         By: /s/
______________________________                 _________________________________
Secretary or Assistant                              Authorized Officer
  Secretary


Attest:                                     ADVANTA INVESTMENT CORP.


/s/                                 By: /s/
______________________________         _________________________________________
Secretary or Assistant                      Authorized Officer
  Secretary

                                    /s/ BRYAN FINKEL
                                    ______________________________________(SEAL)
                                    Bryan Finkel


                                    /s/ JONATHAN KANE
                                    ______________________________________(SEAL)
                                    Jonathan Kane

                                   SCHEDULE A


                                               Initial
                                               Capital
                                               -------

Advanta GP                                     $100.00

Class A Limited Partner                        $100.00

Bryan Finkel                                   $100.00

Jonathan Kane                                  $100.00